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                                               ITEM 14(a)3, Exhibit 23(b)



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS



We hereby consent to the references to our firm in the Annual Report of Tesoro Petroleum Corporation on Form 10-K for the fiscal year ended December 31, 1994, filed with the Securities and Exchange Commission in Washington, D.C. pursuant to the Securities Exchange Act of 1934.

                                        NETHERLAND, SEWELL & ASSOCIATES, INC.



                                        By:  /s/     Frederic D. Sewell
                                             __________________________________
                                             Frederic D. Sewell, President

Dallas, Texas
March 16, 1995